Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII

(the “Trust”)

FT RAYMOND JAMES MULTICAP GROWTH EQUITY ETF

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 3, 2025

The Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund pursuant to a Plan of Liquidation and Termination (the “Plan”) approved by the Board. Following the resignation of Raymond James & Associates, Inc. (“Raymond James”), the Fund’s sub-advisor, and based upon the recommendation of First Trust Advisors L.P., the investment advisor of the Fund, the Board determined that the termination and liquidation of the Fund was in the best interests of the Fund. Please note that trading in Fund shares on NYSE Arca, Inc (“NYSE Arca”) will be halted effective as of the close of business on January 9, 2026, and the Fund will be liquidated as a series of the Trust effective as of the close of business on or around January 16, 2026 (the “Liquidation Date”). Raymond James will continue to serve as sub-advisor to the Fund through the liquidation of the Fund on or around January 16, 2026. You may sell your shares of the Fund on NYSE Arca until the end of the trading day on January 9, 2026. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new creation purchases effective as of the close of business on January 9, 2026.

If a shareholder has not sold or redeemed his or her shares as of January 9, 2026, the shareholder’s shares will be redeemed, and the shareholder will receive proceeds representing his or her proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

To prepare for the termination and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments. As a result, after January 9, 2026, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.

If you have additional questions, please call (800) 621-1675.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE